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                                                                    EXHIBIT 24.2

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                         Robert Early & Company, P.C.

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                         CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-3 of our report dated February 17, 1995, which appears in an attachment Incorporated by reference into Item 8 of the annual report on Form 10-KSB of Medical Device Technologies, Inc. and Subsidiaries for the year ended December 31, 1994, and to the reference to our Firm under the caption "Experts" in the prospectus.




/s/ Robert Early & Company
Robert Early & Company, P.C.

Abilene, Texas
May 10, 1996










            2500 S. WILLIS*SUITE 200*ABILENE, TX 79605.915-691-5790